SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
October 09, 1998
MMCA  AUTO  OWNER TRUST  1997-1
(MMCA Auto Receivables, Inc.  - Originator)
(Exact Name of Registrant as Specified in its Charter)
Delaware  33-0776520
State or other (Commission (IRS Employer Id No.) jurisdiction File Number)
of incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1510
(Address of Registrant's principal executive office and
Registrant's telephone number, including area code)
Item 5.	Other Events.
		The Registrant hereby incorporates by reference	the information
  contained in the attached exhibits 		in response to this Item 5.
Item 7.	Financial Statements and Exhibits.
		(c)  Exhibits.
MMCA Auto Owner Trust 1997-1  Asset Backed Notes and
Asset Backed Certificates.
Monthly "Servicer's Certificate," dated: October 09, 1998
Monthly "Servicing Report," for the following reporting period:
September 1, 1998 through September 30, 1998
Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMCA AUTO RECEIVABLES, INC.
Dated:October 09, 1998

SIGNATURES

By: Hideyuki Kitamura
Vice President, Secretary and Treasurer